UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 20, 2007

Roanoke Technology Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	000-26715	22-3558993
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

360 Main Street, P.O. Box 393
Washington, VA 22747
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

540-675-3149
(ISSUER TELEPHONE NUMBER)

2720 N. Wesleyan Blvd.,
Rocky Mount, North Carolina 27804
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2007 Roanoke Technology Corporation, a Florida corporation (Roanoke), and Regency Technology Corporation, a North Carolina corporation (Regency), signed a Bill of Sale. Under the terms of the Bill of Sale, the sum of Seventy-One Thousand Dollars ($71,000.00) in cash or equivalent to be paid by Regency. Such money is currently in an escrow account with Anslow and Jaclin, LLP (the Escrowed Funds). The Escrowed Funds are to be used in the discharge of all property from the IRS Federal Tax Lien and to satisfy the debt to the North Carolina Employment Security Commission.

Also, on December 7, 2007, Belmont Partners, LLC (Belmont), a Virginia limited liability company, entered into an agreement (the Agreement) with Russell Jones (Jones) Roanoke Technology Corporation, (Roanoke), Cathryn Walker and Joseph Meuse.

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A copy of the Bill of Sale entered into by and between Roanoke and Regency Technology Corporation (Regency) is attached as exhibit 10.1 to this Current Report on Form 8-K.

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A copy of the Agreement entered into by and between Belmont and Roanoke is attached as exhibit 10.2 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company has no operating business, and in an effort to return value to the shareholders the Company will appoint Meuse as Director and Officer of the Company. On December 7, 2007, Jones appointed Meuse as Director and Officer of the Company. In doing so, Jones resigned as the sole Director of the Company. In addition, Walker will, at no additional cost to the Company or Meuse, continue as an officer of the Company and act as representative between the Company and the IRS.

The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Joseph Meuse, Officer and Director of Roanoke Technology Corporation

Joseph Meuse, age 37, resides in Warrenton, VA.  Mr. Meuse has been involved with corporate restructuring and reverse mergers since 1995.  He has been a Managing Partner at Belmont Partners, LLC as well as Castle Capital Partners since 1995. Additionally, Mr. Meuse maintains a position as a Board member of the following corporations: Comprehensive Healthcare Solutions, Pivotal Technologies, Inc., Adrenaline Nation Media Networks, Inc. Niagara Systems, Inc., Retail Holdings, Inc., NuOasis Laughlin, Inc., Big Red Gold, Inc., PacWest Transfer, Global Filings, and 3-D Shopping, Inc. Mr. Meuse attended the College of William and Mary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information:
None
(c)	Exhibits:
10.1	Agreement dated December 7, 2007 between Belmont Partners, LLC and Roanoke Technology Corp
10.2	Bill of Sale dated December 7, 2007 between Belmont Partners, LLC and Roanoke Technology Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Technology Corp.

Date: January 3, 2008	By:	/s/ Joseph Meuse
Joseph Meuse Officer and Director